Exhibit 10.3 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] = Indicates confidential information omitted from the exhibit. SECOND AMENDMENT TO EXCLUSIVE SUBLICENSE AGREEMENT This Second Amendment to Exclusive Sublicense Agreement (this “Amendment”) dated January 05, 2021 , which shall be deemed effective December 31, 2020 (the “Effective Date”), is entered into by and between Bach Biosciences, LLC, a Delaware limited liability company with a principal place of business at 75 Cambridge Parkway, E609, Cambridge, MA 02142, USA (“Bach”) and Point Biopharma Inc., a Delaware corporation with a principal place of business at 511 South Orange Avenue, No. 2093, Newark, New Jersey, 07103, USA (“Point”, together with Bach, the “Parties”). Capitalized terms that are not defined herein have the meanings set forth in the Agreement (as defined below). WHEREAS, the Parties entered into that Exclusive Sublicense Agreement dated April 2, 2020, as amended by the First Amendment to Exclusive Sublicense Agreement effective April 14, 2020 (the “Exclusive Sublicense Agreement,” as further amended by this Amendment, the “Amended Agreement”); and WHEREAS, the Parties have agreed to amend or confirm certain clauses, which they desire to memorialize in this Amendment; NOW, THEREFORE, in reflection of these affirmations and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows: 1. Amendments. Section 5.3 (Sublicense Income Payments) is hereby amended and restated to read in its entirety as follows: “5.3 Sublicense Income Payments. In the event that, pursuant to Section 3.6 of this Agreement, POINT or an Affiliate grants a Sublicense, POINT agrees to pay BACH a percentage of any and all Sublicense Income received by POINT or an Affiliate from any and all Sublicensees or licenses. Such payments shall be made within [***] days after the end of each Calendar Quarter during the Term during which POINT or an Affiliate receives any Sublicense Income. The amount payable shall be equal to a percentage of the Sublicense Income received during the relevant Calendar Quarter as follows: Sublicense Income from Sublicenses entered into prior to the [***] [***]% shall be payable to BACH Sublicense Income from Sublicenses entered into after [***]but before [***] [***]% shall be payable to BACH Sublicense Income from Sublicenses entered into after [***] [***]% shall be payable to BACH”

[***] = Indicates confidential information omitted from the exhibit. 2. Except as herein specifically modified and amended herein, the Amended Agreement shall remain in full force and effect. In the event of any conflicts or discrepancies between the provisions of this Amendment and the Exclusive Sublicense Agreement, the provisions of this Amendment shall take precedence and prevail. For the convenience of the Parties, this Amendment may be executed in counterparts and by facsimile or email exchange of pdf signatures, each of which counterpart shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on the Parties. IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives effective as of the Effective Date. Bach Bioscience, LLC Point Biopharma Inc. By: /s/William W. Bachovchin By: /s/ Joe McCann Title: President and CEO Title: CEO Date: 01/05/2021 Date: 01/05/2021 31692074.3